EXHIBIT 4

Settle               9/30/2004
1st Pay             10/25/2004

CPR                         20


2 GROUPS:

    Bond           Size           Dated       Delay      Initial Cpn     DES
1A1             350,650,000.00    9/1/2004         24    3.8345129100    PT
1SUB             12,718,326.90    9/1/2004         24    3.8345129100    SUB

2A1              81,478,000.00    9/1/2004         24      3.83904161    PT
2SUB              2,955,184.33    9/1/2004         24      3.83904161    SUB




1YR CMT                  2.030
1YR LIBOR                2.300


10% Cleanup Call

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Principal
            Pay 1A1 to zero                           SHIFTING INT SCHED
            Pay 2A1 to zero                           Month <=   Shift %
                                                              84       100
                                                              96        70
                                                             108        60
Interest                                                     120        40
            Bond                                             132        20
            1A1        NET WAC                               144         0
            2A1        NET WAC
                                                      Standard 2x Test Applies


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFBMS 04-V 1A1

Price                          0 CPB          10 CPB          20 CPB          25 CPB          30 CPB          50 CPB
                               Yield           Yield           Yield           Yield           Yield           Yield
             97.6875         4.38764         4.52098         4.69082         4.79234         4.90741         5.53626
               97.75         4.37151         4.50073          4.6653         4.76365         4.87514         5.48434
             97.8125         4.35539         4.48049         4.63979           4.735         4.84291          5.4325
              97.875         4.33929         4.46028         4.61432         4.70638         4.81071         5.38073
             97.9375          4.3232         4.44007         4.58887         4.67778         4.77855         5.32903
                  98         4.30712         4.41989         4.56345         4.64922         4.74643          5.2774
             98.0625         4.29105         4.39973         4.53805         4.62069         4.71434         5.22584
              98.125         4.27499         4.37958         4.51267         4.59219         4.68229         5.17436
             98.1875         4.25895         4.35945         4.48733         4.56372         4.65028         5.12295
               98.25         4.24292         4.33934           4.462         4.53528          4.6183          5.0716
             98.3125          4.2269         4.31924         4.43671         4.50687         4.58636         5.02033
              98.375         4.21089         4.29917         4.41144         4.47849         4.55445         4.96914
             98.4375          4.1949         4.27911         4.38619         4.45014         4.52258         4.91801
                98.5         4.17892         4.25906         4.36097         4.42182         4.49075         4.86695
             98.5625         4.16295         4.23904         4.33578         4.39353         4.45895         4.81596
              98.625         4.14699         4.21903          4.3106         4.36527         4.42719         4.76505
             98.6875         4.13104         4.19904         4.28546         4.33704         4.39547          4.7142
               98.75         4.11511         4.17907         4.26034         4.30885         4.36378         4.66342
             98.8125         4.09918         4.15911         4.23524         4.28068         4.33213         4.61272
              98.875         4.08327         4.13918         4.21017         4.25254         4.30051         4.56208
             98.9375         4.06738         4.11926         4.18513         4.22443         4.26893         4.51151
                  99         4.05149         4.09935         4.16011         4.19635         4.23738         4.46102
             99.0625         4.03561         4.07947         4.13511          4.1683         4.20587         4.41059
              99.125         4.01975          4.0596         4.11014         4.14028         4.17439         4.36023
             99.1875          4.0039         4.03975          4.0852         4.11229         4.14295         4.30994
               99.25         3.98806         4.01991         4.06028         4.08433         4.11155         4.25972
             99.3125         3.97223          4.0001         4.03538          4.0564         4.08018         4.20957
              99.375         3.95642          3.9803         4.01051          4.0285         4.04884         4.15948
             99.4375         3.94061         3.96051         3.98566         4.00063         4.01755         4.10947
                99.5         3.92482         3.94075         3.96084         3.97278         3.98628         4.05952
             99.5625         3.90904           3.921         3.93604         3.94497         3.95505         4.00964

WAL                             4.39            3.49            2.76            2.45            2.17            1.34
Principal Window       Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09

LIBOR_1YR                        2.3             2.3             2.3             2.3             2.3             2.3
CMT_1YR                         2.03            2.03            2.03            2.03            2.03            2.03


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFBMS 04-V 2A1

Price                          0 CPB          10 CPB          20 CPB          25 CPB          30 CPB          50 CPB
                               Yield           Yield           Yield           Yield           Yield           Yield
             97.8125         4.34952         4.47358         4.63265         4.72785         4.83586         5.42703
              97.875         4.33379         4.45377         4.60757         4.69963         4.80406         5.37559
             97.9375         4.31807         4.43396         4.58252         4.67143         4.77229         5.32422
                  98         4.30237         4.41418          4.5575         4.64327         4.74055         5.27292
             98.0625         4.28667         4.39441          4.5325         4.61513         4.70886         5.22169
              98.125         4.27099         4.37466         4.50753         4.58703          4.6772         5.17053
             98.1875         4.25532         4.35493         4.48258         4.55895         4.64557         5.11944
               98.25         4.23966         4.33521         4.45766         4.53091         4.61398         5.06843
             98.3125         4.22401         4.31552         4.43276         4.50289         4.58243         5.01749
              98.375         4.20838         4.29583         4.40788         4.47491         4.55091         4.96661
             98.4375         4.19275         4.27617         4.38303         4.44695         4.51943         4.91581
                98.5         4.17714         4.25652         4.35821         4.41903         4.48799         4.86508
             98.5625         4.16154         4.23689         4.33341         4.39113         4.45658         4.81442
              98.625         4.14595         4.21728         4.30864         4.36326          4.4252         4.76382
             98.6875         4.13038         4.19768         4.28389         4.33543         4.39387          4.7133
               98.75         4.11481          4.1781         4.25916         4.30762         4.36256         4.66285
             98.8125         4.09926         4.15854         4.23446         4.27984         4.33129         4.61247
              98.875         4.08371           4.139         4.20978          4.2521         4.30006         4.56215
             98.9375         4.06818         4.11947         4.18513         4.22438         4.26886         4.51191
                  99         4.05266         4.09996         4.16051         4.19669          4.2377         4.46173
             99.0625         4.03716         4.08046          4.1359         4.16903         4.20657         4.41163
              99.125         4.02166         4.06099         4.11132          4.1414         4.17548         4.36159
             99.1875         4.00618         4.04152         4.08677          4.1138         4.14442         4.31162
               99.25          3.9907         4.02208         4.06224         4.08623          4.1134         4.26172
             99.3125         3.97524         4.00265         4.03773         4.05868         4.08241         4.21189
              99.375         3.95979         3.98324         4.01325         4.03117         4.05146         4.16213
             99.4375         3.94435         3.96385          3.9888         4.00368         4.02054         4.11243
                99.5         3.92893         3.94447         3.96436         3.97623         3.98966         4.06281
             99.5625         3.91351         3.92511         3.93995          3.9488         3.95881         4.01325
              99.625         3.89811         3.90577         3.91557          3.9214         3.92799         3.96375
             99.6875         3.88271         3.88644         3.89121         3.89403         3.89721         3.91433

WAL                             4.51            3.56            2.81            2.49             2.2            1.35
Principal Window       Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09   Oct04 - Sep09

LIBOR_1YR                        2.3             2.3             2.3             2.3             2.3             2.3
CMT_1YR                         2.03            2.03            2.03            2.03            2.03            2.03


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           5 CPB        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB        50 CPB

Price                      Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
98-27.125                4.11739        4.1479       4.18251       4.22114       4.26485       4.31434       4.43307       4.58423

WAL                         3.92          3.49           3.1          2.76          2.45          2.17          1.71          1.34
Principal    WindowOct04 - Sep09  Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09

LIBOR_1YR                    2.3           2.3           2.3           2.3           2.3           2.3           2.3           2.3
CMT_1YR                     2.03          2.03          2.03          2.03          2.03          2.03          2.03          2.03


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                         5 CPB        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB         50 CPB
Price                    Yield         Yield         Yield         Yield         Yield         Yield         Yield          Yield
98-30.875              4.08403       4.11055       4.14063       4.17418       4.21214       4.25512       4.35821        4.48941

WAL                       3.92          3.49           3.1          2.76          2.45          2.17          1.71           1.34
Principal  WindowOct04 - Sep09  Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09 Oct04 - Sep09

LIBOR_1YR                  2.3           2.3           2.3           2.3           2.3           2.3           2.3            2.3
CMT_1YR                   2.03          2.03          2.03          2.03          2.03          2.03          2.03           2.03


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.